SUBSEQUENT EVENTS	12 Months Ended
Mar. 31, 2021
SUBSEQUENT EVENTS.
SUBSEQUENT EVENTS

30. SUBSEQUENT EVENTS

In June 2021, the Company entered into definitive agreements, respectively, with NIO Capital and Joy Capital for an aggregate investment amount of up to US$ 315 million for the subscription of senior convertible preferred shares. The first closing in the amount of US$ 100 million was completed for the issuance of 291,290,416 senior convertible preferred shares on July 12, 2021 and the second closing in the amount of US$ 50 million is expected to be received within the next twelve months from the first closing date subject to customary closing conditions. The two investors have also purchased warrants to purchase senior convertible preferred shares for an aggregate amount of US$ 165 million.

In June 2021, the Company entered into a supplemental agreement with 2024 Notes holders. Pursuant to the supplemental agreement, 30% of the outstanding 2024 Notes principal amount will be converted into a total of 66,990,291 Class A ordinary shares at a price of US$1.03 per Class A ordinary share upon the First Closing. On July 12, 2021, aforementioned conversion was completed and related Class A ordinary shares were issued. Remaining principal amount will be repaid by instalments by the Company from July 2021 to June 2024. Besides, interest term was modified and 2024 Notes bear no interest from the original issuance date.

From May to June 2021, the Company entered into operating payables waiver agreements with several suppliers, and approximately RMB 120.4 million operating payables was waived and the remaining amount will be repaid by instalments.